UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 26, 2005

CERADYNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-13059	33-0055414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3169 Red Hill Avenue, Costa Mesa, CA	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 549-0421

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 17, 2004, Ceradyne’s Board of Directors approved a 3-for-2 stock split of our common stock in the form of a 50% stock dividend. The stock dividend was distributed on January 18, 2005 to stockholders of record as of the close of business on January 10, 2005.

Set forth below is selected consolidated statement of income data for the years ended December 31, 2003, 2002, 2001, 2000 and 1999, and for the nine months ended September 30, 2004 and 2003. The selected consolidated financial data for the years ended December 31, 2003, 2002, 2001, 2000 and 1999 was included in our Annual Report on Form 10-K for the year ended December 31, 2003, and the share and per share amounts therein were previously restated, as set forth in our Current Report on Form 8-K dated August 17, 2004, to give retroactive effect to our previous 3-for-2 stock split of our common stock in the form of a 50% stock dividend, which was distributed on April 7, 2004. The selected consolidated financial data for the nine months ended September 30, 2004 and 2003 was included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2004.

All share and per share amounts set forth below have been restated to give retroactive effect to the 3-for-2 stock split of our common stock in the form of a 50% stock dividend distributed on January 18, 2005:

	Year Ended December 31,					Nine Months Ended September 30,
	2003	2002	2001	2000	1999	2004	2003
	(in thousands, except per share data)
Statement of Income Data
Net sales	$101,473	$61,238	$45,339	$45,930	$30,382	$132,240	$68,331
Cost of product sales	72,124	48,157	32,852	33,743	23,674	89,238	48,947

Gross Profit	29,349	13,081	12,487	12,187	6,708	43,002	19,384
Operating expenses:
Selling	2,440	2,069	2,036	1,605	1,480	3,572	1,707
General and administrative	7,799	4,963	4,897	4,456	3,400	9,028	5,489
Research and development	2,111	2,080	1,083	1,252	597	1,881	1,506

Total operating expenses	12,350	9,112	8,016	7,313	5,477	14,481	8,702

Income from operations	16,999	3,969	4,471	4,874	1,231	28,521	10,682
Other income (expense):
Royalty income	151	216	165	148	200	90	90
Interest income	136	14	186	209	144	423	51
Miscellaneous	34	35	41	—	—	1,878	23
Interest expense	(32)	(102)	(26)	(34)	(16)	(382)	(32)

Total other income (expense)	289	163	366	323	328	2009	132

Income before provision (benefit) for income taxes	17,288	4,132	4,837	5,197	1,559	30,530	10,814
Provision (benefit) for income taxes	6,051	1,447	808	104	(44)	11,742	3,785

Net income	$11,237	$2,685	$4,029	$5,093	$1,603	$18,788	$7,029

Net income per share:
Basic	$0.52	$0.14	$0.21	$0.28	$0.09	$0.78	$0.34

Diluted	$0.51	$0.14	$0.21	$0.27	$0.09	$0.77	$0.33

Weighted average number of shares outstanding:
Basic	21,442	19,094	18,776	18,476	18,158	24,095	20,644
Diluted	21,900	19,709	19,645	18,890	18,426	24,491	21,233

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERADYNE, INC.

January 28, 2005	By:	/s/ Jerrold J. Pellizzon
Jerrold J. Pellizzon
Chief Financial Officer, Vice President and Secretary

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